CHASE FUNDING LOAN ACQUISITION TRUST
            MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1

                           $798,000,000 (APPROXIMATE)
                               Subject to Revision

                    October 1, 2001- Computational Materials

Copyright 2001 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                                 OCTOBER 1, 2001


                      CHASE FUNDING LOAN ACQUISITION TRUST
                     MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                                 SERIES 2001-AD1



                           $798,000,000 (APPROXIMATE)
                               SUBJECT TO REVISION


------------ ------------------- ----------------------- ------------- ------------------- ---------------------- ----------------
                                        RATINGS                               BOND                                   EXP FINAL
   CLASS         AMOUNT ($)         (MOODY'S/FITCH)        WAL(1)             TYPE                 COUPON           MATURITY(1)
------------ ------------------- ----------------------- ------------- ------------------- ---------------------- ----------------
    IA-1        225,000,000             Aaa/AAA             0.90              SEQ            1M Libor + [ ](2)         8/03
    IA-2         48,500,000             Aaa/AAA             2.15              SEQ                 Fixed(2)             3/04
    IA-3         81,500,000             Aaa/AAA             3.00              SEQ                 Fixed(2)             7/05
    IA-4         74,000,000             Aaa/AAA             5.01              SEQ                 Fixed(2)             6/08
    IA-5         58,872,000             Aaa/AAA             8.95              SEQ                 Fixed(2),(3)         2/11
    IA-6         54,208,000             Aaa/AAA             6.73              NAS                 Fixed(2)             2/11
    IM-1         27,720,000              Aa2/AA             6.20              MEZ                 Fixed(2)             2/11
    IM-2         24,640,000               A2/A              6.20              MEZ                 Fixed(2)             2/11
    IB           21,560,000             Baa2/BBB            6.17              SUB                 Fixed(2)             2/11

    IIA-1       154,700,000             Aaa/AAA             2.34              SEQ           1M Libor + [ ](3),(4)     11/08
    IIM-1        10,465,000              Aa2/AA             4.91              MEZ           1M Libor + [ ](3),(4)     11/08
    IIM-2         9,555,000               A2/A              4.84              MEZ           1M Libor + [ ](3),(4)     11/08
    IIB           7,280,000             Baa2/BBB            4.80              SUB           1M Libor + [ ](3),(4)     11/08
------------ ------------------- ----------------------- ------------- ------------------- ---------------------- ----------------

(1) The Group I Certificates will be priced at 20% HEP while the Group II Certificates will be priced at 27% CPR. Assumes 10% call by group.

(2)   Subject to the Group I Net WAC Cap.

(3) If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin, and the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.

(4)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.

-------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         2

TITLE OF CERTIFICATES:              Chase Funding Loan Acquisition Trust,
                                    Mortgage Loan Asset-Backed Certificates,
                                    Series 2001-AD1, consisting of:
                                    IA-1, IA-2, IA-3, IA-4, IA-5, IA-6
                                    IM-1, IM-2
                                    IB
                                    (the "Group I Certificates")

                                              and

                                    IIA-1
                                    IIM-1, IIM-2
                                    IIB
                                    (the "Group II Certificates")


UNDERWRITERS:                       J.P. Morgan Securities Inc., Countrywide
                                    Securities Corporation, Credit Suisse First
                                    Boston


DEPOSITOR:                          Chase Funding, Inc.


SELLERS: Chase Manhattan Mortgage Corporation, Chase Manhattan Bank USA, N.A., and The Chase Manhattan Bank


SERVICER:                           Chase Manhattan Mortgage Corporation


TRUSTEE:                            Citibank, N.A.


CUT-OFF DATE:                       October 1, 2001


PRICING DATE:                       On or about October 3, 2001


CLOSING DATE:                       On or about October 15, 2001


DISTRIBUTION DATES:                 Distribution of principal and interest on
                                    the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in November 2001.

ERISA CONSIDERATIONS:               The offered certificates will be ERISA
                                    eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                                    Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT:                   The offered certificates will not constitute
                                    "mortgage-related securities" for the
                                    purposes of SMMEA.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         3

TAX STATUS:                         For federal income tax purposes, the Trust
                                    Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION:               The Servicer has the option to exercise a
                                    call on each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related loan group as of the Cut-Off
                                    Date. The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property) plus accrued interest, (ii) the appraised value of any REO Property in the related loan group (up to the stated principal balance of the related Mortgage
                                    Loan), and (iii) any unreimbursed
                                    out-of-pocket costs, expenses and the
                                    principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage Loans.

MORTGAGE LOANS:                     The mortgage pool will consist of mortgage
                                    loans ("Mortgage Loans") that will be
                                    divided into a fixed rate coupon group
                                    (Group I) and an adjustable-rate coupon
                                    group (Group II). The Mortgage Loans are secured by first and second liens on real properties.


ADMINISTRATIVE FEES:                The Servicer and Trustee will be paid fees
                                    aggregating approximately 51 bps per annum
                                    (payable monthly) on the stated principal balance of the Mortgage Loans.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         4

                      CHASE FUNDING LOAN ACQUISITION TRUST,
            MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
            --------------------------------------------------------

                              CERTIFICATE STRUCTURE
                              ---------------------

CREDIT ENHANCEMENT:                 1) Excess interest
                                    2) Over-Collateralization
                                    3) Cross-Collateralization
                                    4) Subordination

EXCESS INTEREST:                    Excess interest cashflows from each group
                                    will be available as credit enhancement for the related group.

OVER-COLLATERALIZATION:             The over-collateralization ("O/C")
                                    provisions are intended to provide for the limited acceleration of the senior
                                    Certificates relative to the amortization of the related loan group, generally until the required O/C levels are reached. Accelerated amortization is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related senior Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the certificates faster than the principal amortization of the related loan group, an O/C amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the principal balance of the related
                                    Certificates is created. Excess interest will be directed to build each loan group's
                                    O/C amount until the respective loan group reaches its required O/C target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required O/C level.

                                    GROUP I CERTIFICATES

                                    Initial:     0.00%
                                    Target:      1.75% of original balance
                                    Stepdown:    3.50% of current balance
                                    Floor:       0.50% of original balance

                      (PRELIMINARY AND SUBJECT TO REVISION)

                                    GROUP II CERTIFICATES

                                    Initial:     0.00%
                                    Target:      2.75% of original balance
                                    Stepdown:    5.50% of current balance
                                    Floor:       0.50% of original balance

                      (PRELIMINARY AND SUBJECT TO REVISION)

CROSS-COLLATERALIZATION:            Excess interest from each of the two loan
                                    groups, if not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         5

                                 GROUP I - FIXED
                                 ---------------

GROUP I  (FIXED) SUBORDINATION(1):                            (Moody's/Fitch)           GROUP I (Subordination)
                                                                                        -----------------------
                                    Class IA                  (Aaa/AAA)                  13.75%
                                    Class IM-1                (Aa2/AA)                    9.25%
                                    Class IM-2                (A2/A)                      5.25%
                                    Class IB                  (Baa2/BBB)                  1.75%

                      (PRELIMINARY AND SUBJECT TO REVISION)

GROUP I  (FIXED) CLASS SIZES:                                 (Moody's/Fitch)           GROUP I (Class Sizes)
                                                                                        ---------------------
                                    Class IA                  (Aaa/AAA)                  88.00%
                                    Class IM-1                (Aa2/AA)                    4.50%
                                    Class IM-2                (A2/A)                      4.00%
                                    Class IB                  (Baa2/BBB)                  3.50%

                      (PRELIMINARY AND SUBJECT TO REVISION)



                                 GROUP II - ARM
                                 --------------

GROUP II (ARM) SUBORDINATION(1):                              (Moody's/Fitch)           GROUP II (Subordination)
                                                                                        ------------------------
                                    Class IIA-1               (Aaa/AAA)                  17.75%
                                    Class IIM-1               (Aa2/AA)                   12.00%
                                    Class IIM-2               (A2/A)                      6.75%
                                    Class IIB                 (Baa2/BBB)                  2.75%

                      (PRELIMINARY AND SUBJECT TO REVISION)

GROUP II (ARM) CLASS SIZES:                                   (Moody's/Fitch)           GROUP II (Class Sizes)
                                                                                        ----------------------
                                    Class IIA-1               (Aaa/AAA)                  85.00%
                                    Class IIM-1               (Aa2/AA)                    5.75%
                                    Class IIM-2               (A2/A)                      5.25%
                                    Class IIB                 (Baa2/BBB)                  4.00%

                      (PRELIMINARY AND SUBJECT TO REVISION)


(1) The subordination percentages assume that the target O/C levels of 1.75% for Group I and 2.75% for Group II have been achieved. There will be no O/C as of the Closing Date.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         6

                                     GROUP I
                                     -------


MORTGAGE LOANS:                     Fixed-rate, first and second lien, sub-prime
                                    Mortgage Loans

TOTAL GROUP SIZE*:                  $616,000,000

PREPAYMENT
ASSUMPTION:                         20% HEP (2.0% - 20% CPR Ramp over 10 months)

GROUP I NET WAC CAP:                The pass-through rate of each class of the
                                    Group I Certificates will be subject to the "Group I Net WAC Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group I Mortgage Loans.
                                    Any interest shortfall due to the Group I
                                    Net WAC Cap will not be reimbursed.

INTEREST ACCRUAL:                   For the Class IA-1 Certificates, interest
                                    will initially accrue from the Closing Date to (but excluding) the first Distribution
                                    Date, and thereafter, from the prior
                                    Distribution Date to (but excluding) the current Distribution Date. For all Group I
                                    Certificates except the Class IA-1, interest will accrue during the calendar month preceding the month of distribution.

PAYMENT DELAY:                      For Class IA-1, 0 days. For all other Group
                                    I Certificates, 24 days.

INT. PMT. BASIS:                    For Class IA-1, actual/360. For all other
                                    Group I Certificates, 30/360.

COUPON STEP UP: If the 10% clean-up call for the Group I Certificates is not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5 Certificates will increase by 50 bps per annum.


* The Mortgage Loans shown in the fixed rate loan group collateral tables summarize the approximate characteristics of the fixed rate loan group as of September 1, 2001. The percentages of Mortgage Loans described in this document are based on the aggregate principal balance of the Mortgage Loans in applicable loan group as of September 1, 2001, which is referred to as the "Statistical Mortgage Pool". The mortgage pool conveyed to the trust on the Closing Date will be constituted based on the principal balance of the Mortgage Loans as of the Cut-Off Date. The Mortgage Pool as of the Closing Date will include certain mortgage loans that are not included in the Statistical Mortgage Pool and certain mortgage loans that are included in the Statistical Mortgage Pool will be deleted from the Mortgage Pool as of the Closing Date. The principal balances of the Mortgage Loans in the Statistical Mortgage Pool that remain in the final Mortgage Pool are likely to be reduced through amortization during the period from September 1, 2001 through October 1, 2001. Additional Mortgage Loans will be included in the closing pool to offset such reductions in principal balances. Updated statistical information on the Mortgage Pool (giving effect to the inclusion and exclusion of such Mortgage Loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the Closing Date.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         7

                      CHASE FUNDING LOAN ACQUISITION TRUST,
            MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
            --------------------------------------------------------

                              GROUP I CERTIFICATES
                              --------------------

                           CLASS          CLASS          CLASS          CLASS          CLASS
                           IA-1           IA-2           IA-3           IA-4           IA-5
                           -------------  -------------  -------------  -------------  -------------
OFFER
SIZE ($)                   225,000,000    48,500,000     81,500,000     74,000,000     58,872,000

EXPECTED RATINGS
MOODY'S                    Aaa            Aaa            Aaa            Aaa            Aaa
FITCH                      AAA            AAA            AAA            AAA            AAA

COUPON                     1 ML + [ ](1)  Fixed(1)       Fixed(1)       Fixed(1)       Fixed(1),(2)

WEIGHTED AVERAGE LIFE TO   0.90           2.15           3.00           5.01           8.95
CALL (YRS) (3)

WEIGHTED AVERAGE LIFE      0.90           2.15           3.00           5.01           11.36
TO MATURITY (YRS) (3)

PAYMENT WINDOW             1-22/22        22-29/8        29-45/17       45-80/36       80-112/33
TO CALL (MOS.) (3)

PAYMENT WINDOW             1-22/22        22-29/8        29-45/17       45-80/36       80-228/149
TO MATURITY (MOS.) (3)

EXPECTED MATURITY TO       8/03           3/04           7/05           6/08           2/11
CALL (3)

EXPECTED MATURITY TO       8/03           3/04           7/05           6/08           10/20
MATURITY (3)

LAST SCHEDULED             12/15          11/17          2/23           5/28           3/31
DISTRIBUTION DATE (4)


                           CLASS          CLASS          CLASS          CLASS
                           IA-6           IM-1           IM-2           IB
                           -------------  -------------  -------------  -------------
OFFER
SIZE ($)                   54,208,000     27,720,000     24,640,000     21,560,000

EXPECTED RATINGS
MOODY'S                    Aaa            Aa2            A2             Baa2
FITCH                      AAA            AA             A              BBB

COUPON                     Fixed(1)       Fixed(1)       Fixed(1)       Fixed(1)

WEIGHTED AVERAGE LIFE TO   6.73           6.20           6.20           6.17
CALL (YRS) (3)

WEIGHTED AVERAGE LIFE      6.73           6.75           6.68           6.37
TO MATURITY (YRS) (3)

PAYMENT WINDOW             37-112/76      37-112/76      37-112/76      37-112/76
TO CALL (MOS.) (3)

PAYMENT WINDOW             37-114/78      37-179/143     37-169/133     37-146/110
TO MATURITY (MOS.) (3)

EXPECTED MATURITY TO       2/11           2/11           2/11           2/11
CALL (3)

EXPECTED MATURITY TO       4/11           9/16           11/15          12/13
MATURITY (3)

LAST SCHEDULED             11/12          3/31           3/31           3/31
DISTRIBUTION DATE (4)

(1)   Subject to the Group I Net WAC Cap.

(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.

(3)   The Group I Certificates will be priced at 20% HEP.

(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         8

                                    GROUP II
                                    --------


MORTGAGE LOANS:                     Adjustable-rate, first lien, sub-prime
                                    Mortgage Loans

TOTAL GROUP SIZE*:                  $182,000,000

PREPAYMENT ASSUMPTION:              27% CPR

GROUP II AVAILABLE FUNDS CAP:       The pass-through rate of each class of the
                                    Group II Certificates will be subject to the "Group II Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II
                                    Certificates as of the first day of the
                                    applicable accrual period.

GROUP II MAXIMUM RATE CAP:          The pass-through rate of each class of the
                                    Group II Certificates will be subject to the "Group II Maximum Rate Cap", which is a per annum rate equal to the weighted average net maximum lifetime mortgage rate on the Group
                                    II Mortgage Loans. Any interest shortfall due to the Group II Maximum Rate Cap will not be reimbursed.

INTEREST ACCRUAL:                   For all Group II Certificates, interest will
                                    initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution
                                    Date to (but excluding) the current
                                    Distribution Date.

PAYMENT DELAY:                      0 days

INT. PMT. BASIS:                    Actual/360

SHORTFALL
REIMBURSEMENT:                      If on any Distribution Date the pass-through
                                    rate on the Group II Certificates is limited by the Group II Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate on the Group II Certificates had not been so limited by the Group II Available Funds Cap, up to but not exceeding the Group II Maximum
                                    Rate Cap and the aggregate of such
                                    shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid
                                    (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II Mortgage Loans and will be paid only on a subordinated basis. No such Group II Certificate Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

COUPON STEP UP:                     If the 10% clean-up call for the Group II
                                    Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class
                                    IIA-1 Certificates will increase to 2x the Class IIA-1 margin, and (ii) the margins on the Class IIM-1, Class IIM-2 and Class IIB
                                    Certificates will increase to 1.5x their related margins.


* The Mortgage Loans shown in the adjustable rate loan group collateral tables summarize the approximate characteristics of the adjustable rate loan group as of September 1, 2001. The percentages of Mortgage Loans described in this document are based on the aggregate principal balance of the Mortgage Loans in applicable loan group as of September 1, 2001, which is referred to as the "Statistical Mortgage Pool". The mortgage pool conveyed to the trust on the Closing Date will be constituted based on the principal balance of the Mortgage Loans as of the Cut-Off Date. The Mortgage Pool as of the Closing Date will include certain mortgage loans that are not included in the Statistical Mortgage Pool and certain mortgage loans that are included in the Statistical Mortgage Pool will be deleted from the Mortgage Pool as of the Closing Date. The principal balances of the Mortgage Loans in the Statistical Mortgage Pool that remain in the final Mortgage Pool are likely to be reduced through amortization during the period from September 1, 2001 through October 1, 2001. Additional Mortgage Loans will be included in the closing pool to offset such reductions in principal balances. Updated statistical information on the Mortgage Pool (giving effect to the inclusion and exclusion of such Mortgage Loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the Closing Date.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         9

                      CHASE FUNDING LOAN ACQUISITION TRUST,
            MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
            --------------------------------------------------------

                              GROUP II CERTIFICATES
                              ---------------------

                                 CLASS                    CLASS                   CLASS                    CLASS
                                 IIA-1                    IIM-1                   IIM-2                    IIB
-------------------------------- ------------------------ ----------------------- ------------------------ ------------------------
OFFER
SIZE ($)                         154,700,000              10,465,000              9,555,000                7,280,000

EXPECTED RATINGS
MOODY'S                          Aaa                      Aa2                     A2                       Baa2
FITCH                            AAA                      AA                      A                        BBB

COUPON                           1M Libor + [  ](1),(2)   1M Libor + [  ](1),(3)  1M Libor + [  ](1),(3)   1M Libor + [  ](1),(3)

WEIGHTED AVERAGE LIFE TO
CALL (YRS) (4)                   2.34                     4.91                    4.84                     4.80

WEIGHTED AVERAGE LIFE TO
MATURITY (YRS) (4)               2.55                     5.41                    5.28                     5.07


PAYMENT WINDOW                   1-85/85                  40-85/46                38-85/48                 37-85/49
TO CALL (MOS.) (4)

PAYMENT WINDOW                   1-191/191                40-155/116              38-142/105               37-121/85
TO MATURITY (MOS.) (4)

EXPECTED MATURITY TO CALL (4)    11/08                    11/08                   11/08                    11/08

EXPECTED MATURITY TO
MATURITY (4)                     9/17                     9/14                    8/13                     11/11

LAST SCHEDULED DISTRIBUTION
DATE (5)                         11/30                    11/30                   11/30                    11/30


(1)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin of the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin.

(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.

(4)   The Group II Certificates will be priced at 27% CPR.

(5) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         10

                      CHASE FUNDING LOAN ACQUISITION TRUST,
            MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
            --------------------------------------------------------

                               CASH FLOW PRIORITY
                               ------------------

                              GROUP I CERTIFICATES

1.       Repayment of any unrecoverable, unreimbursed Servicer advances.

2.       Servicing Fees and Trustee Fees.

3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.

4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.

6. Excess Group I interest to pay Group I subordinate principal shortfalls.

7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.

8. Any remaining Group I amount is paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      (PRELIMINARY AND SUBJECT TO REVISION)



                              GROUP II CERTIFICATES

1.       Repayment of any unrecoverable, unreimbursed Servicer advances.

2.       Servicing Fees and Trustee Fees.

3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA Certificates, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.

4. Group II available principal funds, as follows: monthly principal to the Class IIA-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.

6. Excess Group II interest to pay Group II subordinate principal shortfalls.

7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.

8. Excess Group II interest to pay any Group II Certificate Carryover resulting from the imposition of the Group II Available Funds Cap.

9. Any remaining Group II amount is paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      (PRELIMINARY AND SUBJECT TO REVISION)



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         11

                      CHASE FUNDING LOAN ACQUISITION TRUST,
            MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
            --------------------------------------------------------

                                PRINCIPAL PAYDOWN
                                -----------------

CLASS IA-6 LOCKOUT DISTRIBUTION AMOUNT: FOR ANY DISTRIBUTION DATE PRIOR TO THE DISTRIBUTION DATE IN NOVEMBER 2010, THE PRODUCT OF (I) THE APPLICABLE CLASS IA-6 LOCKOUT PERCENTAGE, (II) A FRACTION, THE NUMERATOR OF WHICH IS THE OUTSTANDING PRINCIPAL BALANCE OF THE CLASS IA-6 CERTIFICATES AND THE DENOMINATOR OF WHICH IS THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF ALL CLASS A GROUP I CERTIFICATES (IN EACH CASE IMMEDIATELY PRIOR TO SUCH DISTRIBUTION DATE) AND (III) THE GROUP I CLASS A PRINCIPAL CASHFLOW FOR SUCH DISTRIBUTION DATE. FOR THE NOVEMBER 2010 DISTRIBUTION DATE AND EACH DISTRIBUTION DATE THEREAFTER, THE CLASS IA-6 LOCKOUT AMOUNT DISTRIBUTION WILL EQUAL THE GROUP I CLASS A PRINCIPAL CASHFLOWS.

                          CLASS IA-6 LOCKOUT PERCENTAGE

                      November 2001 -- October 2004:     0%
                      November 2004 -- October 2006:    45%
                      November 2006 -- October 2007:    80%
                      November 2007 -- October 2008:   100%
                      November 2008 -- October 2010:   300%

                      (PRELIMINARY AND SUBJECT TO REVISION)


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Group I Certificates:
---------------------

1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount until the principal balance of the Class IA-6 Certificate is reduced to zero.

2) All scheduled and unscheduled Group I principal plus excess spread to the extent distributable as principal to build O/C to the required level ("Group I Class A Principal Cashflow") remaining after step 1 above will be paid sequentially to the Class IA Certificates until the principal balance of each such Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

Group II Certificates:
----------------------

1) All scheduled and unscheduled Group II principal will be paid to the Class IIA-1 Certificates.


                      (PRELIMINARY AND SUBJECT TO REVISION)

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Certificate Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

                      (PRELIMINARY AND SUBJECT TO REVISION)

REQUIRED SUBORDINATION LEVELS*
------------------------------

Group I                                   Group II
-------                                   --------

Class A               27.50%              Class A         35.50%
Class M-1             18.50%              Class M-1       24.00%
Class M-2             10.50%              Class M-2       13.50%
Class B                3.50%              Class B          5.50%

* Includes overcollateralization

                      (PRELIMINARY AND SUBJECT TO REVISION)

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         12

                                    THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION
                                    TEST IS MET IF:

                                    i)      The Distribution Date is on or after
                                            the November 2004 Distribution Date;
                                            and

                                    ii)     The applicable Subordinate Class
                                            Principal Distribution Date has
                                            occurred (as described below); and
                                            iii) A Trigger Event does not exist
                                            (a Trigger Event exists if current
                                            Senior Enhancement Percentage is not
                                            greater than or equal to a multiple
                                            of the 60+ day delinquency
                                            percentage (including foreclosures
                                            and REOs) (2x for Group I; 2.5x for
                                            Group II)).

                      (PRELIMINARY AND SUBJECT TO REVISION)

                                    THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION
                                    DATE:

                                    For each loan group, the later of (i) the November 2004 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

                                    Group I Senior         Group II Senior
                                    Specified Enhancement  Specified Enhancement
                                    Percentage:            Percentage:
                                    ---------------------  ---------------------
                                    27.50%                 35.50%
                                    Or                     Or
                                    (12.00% + 1.75%)*2     (15.00% +2.75%)*2

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS:                         The Certificates will be offered pursuant to
                                    a Prospectus which includes a Prospectus
                                    Supplement (together, the "Prospectus").
                                    Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the
                                    Prospectus shall govern in all respects.
                                    Sales of the Certificates may not be
                                    consummated unless the purchaser has
                                    received the Prospectus.

MORTGAGE LOANS:                     The following tables describe the mortgage
                                    loans in each Statistical Mortgage Pool and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

FURTHER INFORMATION:                Please call David Howard at (212) 834-5125,
                                    Anthony Hermann at (212) 834-5512, Fred
                                    Hubert at (212) 834-5170, Paul Park at (212)
                                    834-5033, Chris Schiavone at (212) 834-5372,
                                    Matt Whalen at (212) 834-5157, Jee Hong at
                                    (212) 834-5295, Trina Wittman at (212)
                                    834-5378, Seleena Baijnauth at (212)
                                    834-5219, Alan Chan at (212) 834-5936, or
                                    Alice Chang at (212) 834-5018.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         13

J.P. MORGAN SECURITIES INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS


              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
                                              FIXED RATE MORTGAGE LOAN GROUP

                                                (AS OF SEPTEMBER 1, 2001)

                                                      SUMMARY REPORT

Aggregate Outstanding Principal Balance                                                  $616,915,142
Aggregate Original Principal Balance                                                     $621,813,535
Number of Mortgage Loans                                                                        7,030

                                                                        MINIMUM               MAXIMUM                AVERAGE (1)
                                                                        -------               -------                -----------
Original Principal Balance                                               $5,600              $900,000                    $88,451
Outstanding Principal Balance                                            $5,575              $892,072                    $87,755

                                                                        MINIMUM               MAXIMUM       WEIGHTED AVERAGE (2)
                                                                        -------               -------       --------------------
Original Term (mos)                                                          60                   360                        283
Stated Remaining Term (mos)                                                  48                   360                        277
Expected Remaining Term (mos)                                                48                   360                        276
Loan Age (mos)                                                                0                    19                          6

Current Interest Rate                                                    5.775%               17.350%                     9.363%

Original Loan-to-Value                                                    6.39%               100.00%                     79.36%

Credit Score (3)                                                            501                   839                        638

                                                                       EARLIEST                LATEST
                                                                       --------                ------
Origination Dates                                                       01/2000               08/2001
Maturity Dates                                                          08/2005               09/2031

Lien Position                                             PERCENT OF LOAN GROUP
                                                          ---------------------
     First Lien                                                           95.5%
     Second Lien                                                           4.5%

Notes:
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         14


              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
                                              FIXED RATE MORTGAGE LOAN GROUP

                                                  CURRENT MORTGAGE RATES
                                                  ----------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
                MORTGAGE RATES                        MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
                5.500% to 5.999%                                        1                      $222,400             0.0   %
                6.000% to 6.499%                                       11                     1,816,615             0.3
                6.500% to 6.999%                                       80                    13,527,886             2.2
                7.000% to 7.499%                                      229                    33,603,396             5.4
                7.500% to 7.999%                                      502                    65,858,244            10.7
                8.000% to 8.499%                                      651                    74,834,157            12.1
                8.500% to 8.999%                                      938                    98,201,873            15.9
                9.000% to 9.499%                                      757                    72,547,540            11.8
                9.500% to 9.999%                                      850                    76,969,419            12.5
                10.000% to 10.499%                                    571                    41,289,951             6.7
                10.500% to 10.999%                                    596                    40,835,948             6.6
                11.000% to 11.499%                                    434                    25,913,897             4.2
                11.500% to 11.999%                                    454                    25,649,262             4.2
                12.000% to 12.499%                                    344                    17,502,801             2.8
                12.500% to 12.999%                                    233                    11,206,837             1.8
                13.000% to 13.499%                                    146                     6,773,054             1.1
                13.500% to 13.999%                                    115                     5,794,806             0.9
                14.000% to 14.499%                                     69                     2,771,252             0.4
                14.500% to 14.999%                                     38                     1,289,572             0.2
                15.000% to 15.499%                                      7                       227,408             0.0
                15.500% to 15.999%                                      3                        63,041             0.0
                17.000% to 17.499%                                      1                        15,783             0.0
                                                                    -----                 -------------           -----
                TOTAL:                                              7,030                  $616,915,142           100.0   %
                                                                    =====                 =============           =====

                Mortgage Rates Range is from: 5.775% to 17.350%
                Weighted Average is: 9.363%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         15

              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
                                              FIXED RATE MORTGAGE LOAN GROUP

                                           REMAINING MONTHS TO STATED MATURITY
                                           -----------------------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
                REMAINING TERM (MONTHS)               MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
                37 to 48                                                2                       $81,493             0.0   %
                49 to 60                                               23                       894,635             0.1
                61 to 72                                                7                       308,929             0.1
                73 to 84                                               17                       751,137             0.1
                85 to 96                                               13                       767,206             0.1
                97 to 108                                              42                     2,000,103             0.3
                109 to 120                                            215                    10,014,759             1.6
                121 to 132                                              5                       265,565             0.0
                133 to 144                                             19                     1,400,760             0.2
                145 to 156                                              2                        91,145             0.0
                157 to 168                                            347                    24,687,978             4.0
                169 to 180                                          1,619                   118,138,952            19.1
                181 to 192                                              5                       352,686             0.1
                193 to 204                                              9                     1,112,820             0.2
                205 to 216                                             10                     1,238,637             0.2
                217 to 228                                            316                    22,991,858             3.7
                229 to 240                                          1,317                   118,066,520            19.1
                253 to 264                                              1                       144,549             0.0
                265 to 276                                              1                        66,423             0.0
                277 to 288                                              5                       519,802             0.1
                289 to 300                                             31                     3,420,136             0.6
                301 to 312                                              2                       211,183             0.0
                313 to 324                                              3                       298,884             0.0
                325 to 336                                              5                       588,960             0.1
                337 to 348                                            568                    51,825,062             8.4
                349 to 360                                          2,446                   256,674,963            41.6
                                                                    -----                 -------------           -----
                TOTAL:                                              7,030                  $616,915,142           100.0   %
                                                                    =====                 =============           =====

                Remaining Term Range is from (Months): 48 to 360
                Weighted Average is (Months): 277

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         16

              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
                                              FIXED RATE MORTGAGE LOAN GROUP

                                        ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                                        -----------------------------------------

                RANGE OF ORIGINAL MORTGAGE              NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
                LOAN PRINCIPAL BALANCES               MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
                $100,000 or Less                                    4,858                  $271,147,137            44.0   %
                $100,001 to $150,000                                1,225                   147,416,139            23.9
                $150,001 to $200,000                                  540                    91,402,925            14.8
                $200,001 to $250,000                                  221                    48,976,348             7.9
                $250,001 to $300,000                                  115                    31,422,553             5.1
                $300,001 to $350,000                                   35                    11,421,948             1.9
                $350,001 to $400,000                                   22                     8,239,677             1.3
                $400,001 to $450,000                                    8                     3,413,775             0.6
                $450,001 to $500,000                                    4                     1,964,173             0.3
                $600,001 to $650,000                                    1                       618,396             0.1
                $850,001 to $900,000                                    1                       892,072             0.1
                                                                    -----                 -------------           -----
                TOTAL:                                              7,030                  $616,915,142           100.0   %
                                                                    =====                 =============           =====

                Original Mortgage Loan Principal Balance Range is from: $5,600 to $900,000
                Average is: $88,451

                                                   PRODUCT TYPE SUMMARY
                                                   --------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
                PRODUCT TYPE                          MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
                5 to 9 Year Fixed                                      65                    $2,940,220             0.5   %
                10 to 14 Year Fixed                                   282                    13,814,886             2.2
                15 to 19 Year Fixed                                 1,296                    73,284,786            11.9
                20 to 24 Year Fixed                                 1,633                   140,854,741            22.8
                25 to 29 Year Fixed                                    46                     5,062,082             0.8
                30 Year Fixed                                        3013                   308,431,744            50.0
                Balloon Loan                                          695                    72,526,683            11.8
                                                                    -----                 -------------           -----
                TOTAL:                                              7,030                  $616,915,142           100.0   %
                                                                    =====                 =============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         17

              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
                                              FIXED RATE MORTGAGE LOAN GROUP

                                                   STATE DISTRIBUTIONS
                                                   -------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
                STATES                                MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
                Alabama                                                 8                      $667,029             0.1   %
                Arizona                                               172                    15,534,196             2.5
                Arkansas                                              101                     5,032,689             0.8
                California                                            674                    96,104,822            15.6
                Colorado                                              113                    13,598,236             2.2
                Connecticut                                            95                    10,714,573             1.7
                Delaware                                               53                     4,558,818             0.7
                District of Columbia                                    8                       552,431             0.1
                Florida                                               575                    46,069,212             7.5
                Georgia                                               325                    25,181,618             4.1
                Idaho                                                  29                     2,190,920             0.4
                Illinois                                              364                    31,605,115             5.1
                Indiana                                               198                    12,642,217             2.0
                Iowa                                                   17                       842,120             0.1
                Kansas                                                121                     8,217,860             1.3
                Kentucky                                               73                     4,733,225             0.8
                Louisiana                                             136                     9,513,742             1.5
                Maine                                                  39                     2,161,221             0.4
                Maryland                                              213                    21,944,758             3.6
                Massachusetts                                         129                    14,945,944             2.4
                Michigan                                              455                    32,334,224             5.2
                Minnesota                                             102                     8,707,043             1.4
                Mississippi                                            76                     4,662,624             0.8
                Missouri                                              229                    13,635,245             2.2
                Montana                                                24                     1,475,586             0.2
                Nebraska                                               39                     2,347,745             0.4
                Nevada                                                 57                     8,293,182             1.3
                New Hampshire                                          44                     4,074,097             0.7
                New Jersey                                            266                    30,627,098             5.0
                New Mexico                                             66                     4,459,408             0.7
                New York                                              312                    34,421,246             5.6
                North Carolina                                         18                     1,126,248             0.2
                North Dakota                                           11                       647,481             0.1
                Ohio                                                  333                    22,359,770             3.6
                Oklahoma                                               55                     3,043,482             0.5
                Oregon                                                 91                    10,523,481             1.7
                Pennsylvania                                          390                    25,799,539             4.2
                Rhode Island                                           16                     1,571,751             0.3
                South Carolina                                        105                     6,999,771             1.1
                South Dakota                                           10                       598,761             0.1
                Tennessee                                             172                    11,572,885             1.9
                Texas                                                  19                     1,445,024             0.2
                Utah                                                   41                     4,270,068             0.7
                Vermont                                                33                     2,898,948             0.5
                Virginia                                              276                    22,228,195             3.6
                Washington                                            144                    15,740,425             2.6
                West Virginia                                          95                     5,675,982             0.9
                Wisconsin                                              91                     7,162,829             1.2
                Wyoming                                                17                     1,402,257             0.2
                                                                    -----                 -------------           -----
                TOTAL:                                              7,030                  $616,915,142           100.0   %
                                                                    =====                 =============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         18

              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
                                              FIXED RATE MORTGAGE LOAN GROUP

                                                 LOAN-TO-VALUE RATIOS (1)
                                                 ------------------------

                RANGE OF                                NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
                LOAN-TO-VALUE RATIOS                  MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
                50.00% or Less                                        541                   $28,916,518             4.7   %
                50.01% to 55.00%                                      163                    11,177,880             1.8
                55.01% to 60.00%                                      255                    18,039,716             2.9
                60.01% to 65.00%                                      250                    21,137,846             3.4
                65.01% to 70.00%                                      441                    39,298,514             6.4
                70.01% to 75.00%                                      840                    75,461,004            12.2
                75.01% to 80.00%                                      889                    81,713,276            13.2
                80.01% to 85.00%                                    1,201                   104,922,319            17.0
                85.01% to 90.00%                                    2,102                   212,254,177            34.4
                90.01% to 95.00%                                      191                    18,140,012             2.9
                95.01% to 100.00%                                     157                     5,853,882             0.9
                                                                    -----                 -------------           -----
                TOTAL:                                              7,030                  $616,915,142           100.0   %
                                                                    =====                 =============           =====

                (1) With respect to the second lien Group I Loans, this table was calculated using the combined loan-to-value ratio for such Group I Loans.

                Loan-to-Value Ratios Range is from: 6.39% to 100.00%
                Weighted Average Loan-to-Value is: 79.36%
                Weighted Average Combined Loan-to-Value for Second Lien Loans is: 82.02%
                Weighted Average Second Lien Ratio is: 30.94%

                                                       LOAN PURPOSE
                                                       ------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
                LOAN PURPOSE                          MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
                Purchase                                              249                   $25,036,228             4.1   %
                Refinance - Rate/Term                                 549                    54,037,339             8.8
                Refinance - Cashout                                 6,232                   537,841,574            87.2
                                                                    -----                 -------------           -----
                TOTAL:                                              7,030                  $616,915,142           100.0   %
                                                                    =====                 =============           =====

                                               TYPE OF MORTGAGED PROPERTIES
                                               ----------------------------

                                                          NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
                PROPERTY TYPE                           MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
                Single Family Detached                              6,414                  $569,630,942            92.3   %
                Two- to Four-family Dwelling Unit                     153                    14,999,779             2.4
                Planned Unit Development                              172                    11,684,507             1.9
                Condominium                                           119                    10,164,658             1.6
                Manufactured Housing                                  172                    10,435,257             1.7
                                                                    -----                 -------------           -----
                TOTAL:                                              7,030                  $616,915,142           100.0   %
                                                                    =====                 =============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         19

              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
                                              FIXED RATE MORTGAGE LOAN GROUP

                                                  DOCUMENTATION SUMMARY
                                                  ---------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
                DOCUMENTATION                         MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
                Full Documentation                                  6,694                  $577,999,012            93.7   %
                24 Month Bank Statement                                50                     6,917,757             1.1
                Reduced Documentation                                  93                    11,239,365             1.8
                Stated Income                                         193                    20,759,008             3.4
                                                                    -----                 -------------           -----
                TOTAL:                                              7,030                  $616,915,142           100.0   %
                                                                    =====                 =============           =====

                                                     OCCUPANCY TYPES
                                                     ---------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
                OCCUPANCY                             MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
                Owner-occupied                                      6,955                  $612,294,959            99.3   %
                Second Home                                             8                       464,832             0.1
                Investment                                             67                     4,155,351             0.7
                                                                    -----                 -------------           -----
                TOTAL:                                              7,030                  $616,915,142           100.0   %
                                                                    =====                 =============           =====

                                                MORTGAGE LOAN AGE SUMMARY
                                                -------------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
                MORTGAGE LOAN AGE (MONTHS)            MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

                0                                                     747                   $69,056,342            11.2   %
                1                                                     592                    50,150,708             8.1
                2                                                     515                    46,992,176             7.6
                3                                                     561                    56,813,148             9.2
                4                                                     521                    51,464,192             8.3
                5                                                     399                    36,608,044             5.9
                6                                                     332                    26,741,709             4.3
                7                                                     322                    27,637,768             4.5
                8                                                     391                    33,605,682             5.4
                9                                                     428                    35,954,294             5.8
                10                                                    453                    38,582,543             6.3
                11                                                    488                    41,436,433             6.7
                12                                                    443                    37,924,036             6.1
                13                                                    261                    20,190,510             3.3
                14                                                    296                    23,182,158             3.8
                15                                                    177                    13,336,173             2.2
                16                                                     40                     2,689,562             0.4
                17                                                     34                     2,100,966             0.3
                18                                                     24                     1,965,815             0.3
                19                                                      6                      482,883              0.1
                                                                    -----                 -------------           -----
                TOTAL:                                              7,030                  $616,915,142           100.0   %
                                                                    =====                 =============           =====

                Weighted Average Age (Months) is: 6

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         20

              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
                                              FIXED RATE MORTGAGE LOAN GROUP

                                                   CREDIT GRADE SUMMARY
                                                   --------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
               CREDIT GRADE                           MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
               ADVANTA GUIDELINES:
               A*                                                     604                   $56,059,867             9.1  %
               A+                                                   2,392                   227,395,816            36.9
               A                                                    1,271                   102,756,799            16.7
               A-                                                     442                    33,352,975             5.4
               B                                                      441                    33,348,368             5.4
               C                                                       40                     2,885,075             0.5
               C-                                                       9                       549,250             0.1
               D                                                        3                       182,828             0.0
                                                                    -----                 -------------           -----
               SUB-TOTAL:                                           5,202                  $456,530,979            74.0  %
                                                                    =====                 =============           =====

               CMMC CALL CENTER GUIDELINES:
               AO                                                     891                   $79,752,377            12.9  %
               A-                                                     768                    69,274,685            11.2
               B                                                      106                     7,407,335             1.2
               B-                                                      39                     2,415,564             0.4
               C                                                       16                       884,051             0.1
               C-                                                       8                       650,152             0.1
                                                                    -----                 -------------           -----
               SUB-TOTAL:                                           1,828                  $160,384,164            26.0  %
                                                                    =====                 =============           =====

               TOTAL:                                               7,030                  $616,915,142           100.0  %
                                                                    =====                 =============           =====

                                                   YEAR OF ORIGINATION
                                                   -------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
                YEAR OF ORIGINATION                   MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
                2000                                                3,213                  $266,111,176            43.1   %
                2001                                                3,817                   350,803,966            56.9
                                                                    -----                 -------------           -----
                TOTAL:                                              7,030                  $616,915,142           100.0   %
                                                                    =====                 =============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         21

              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
                                              FIXED RATE MORTGAGE LOAN GROUP

                                               PREPAYMENT PENALTIES SUMMARY
                                               ----------------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
                PREPAYMENT PENALTIES                  MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
                None                                                  431                   $36,596,939             5.9   %
                12 Months                                              12                     1,098,541             0.2
                24 Months                                              21                     1,682,413             0.3
                36 Months                                             243                    22,241,874             3.6
                60 Months                                           6,323                   555,295,374            90.0
                                                                    -----                 -------------           -----
                TOTAL:                                              7,030                  $616,915,142           100.0   %
                                                                    =====                 =============           =====


                The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 59 months.

                                                   CREDIT SCORE SUMMARY
                                                   --------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
                CREDIT SCORES                         MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
                Not Scored                                              4                      $276,841             0.0   %
                501 to 550                                            407                    29,002,857             4.7
                551 to 600                                          1,479                   116,492,413            18.9
                601 to 650                                          2,572                   233,929,290            37.9
                651 to 700                                          1,783                   163,168,920            26.4
                701 to 750                                            659                    61,958,245            10.0
                751 to 800                                            118                    11,401,019             1.8
                801 to 839                                              8                       685,558             0.1
                                                                    -----                 -------------           -----
                TOTAL:                                              7,030                  $616,915,142           100.0   %
                                                                    =====                 =============           =====

                Credit Score Range is from: 501 to 839
                Weighted Average (scored loans only) is: 638

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         22

J.P. MORGAN SECURITIES INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
                                           ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                (AS OF SEPTEMBER 1, 2001)

                                                      SUMMARY REPORT

Aggregate Outstanding Principal Balance                                                 $182,565,045
Aggregate Original Principal Balance                                                    $183,512,119
Number of Mortgage Loans                                                                       1,571

                                                                        MINIMUM              MAXIMUM                AVERAGE (1)
                                                                        -------              -------                -----------
Original Principal Balance                                              $16,150             $525,000                   $116,812
Outstanding Principal Balance                                           $16,095             $520,868                   $116,209

                                                                        MINIMUM              MAXIMUM       WEIGHTED AVERAGE (2)
                                                                        -------              -------       --------------------
Original Term (mos)                                                         120                  360                        353
Stated Remaining Term (mos)                                                 109                  360                        346
Expected Remaining Term (mos)                                                89                  360                        345
Loan Age (mos)                                                                0                   18                          7

Current Interest Rate                                                    5.250%              15.625%                     8.967%
Initial Interest Rate Cap                                                1.000%               3.000%                     2.919%
Periodic Rate Cap                                                        1.000%               2.000%                     1.009%
Gross Margin                                                             1.420%              11.375%                     5.291%
Maximum Mortgage Rate                                                   12.250%              22.625%                    15.969%
Minimum Mortgage Rate                                                    5.250%              15.625%                     8.870%

Months to Roll                                                                1                   60                         31

Original Loan-to-Value                                                   11.24%               99.58%                     81.60%

Credit Score  (3)                                                           501                  785                        619

                                                                       EARLIEST               LATEST
                                                                       --------               ------
Origination Dates                                                       01/2000              08/2001
Maturity Dates                                                          09/2010              09/2031

Lien Position                                             PERCENT OF LOAN GROUP
                                                          ---------------------
     First Lien                                                          100.0%

Notes:
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         23

              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
                                           ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                  CURRENT MORTGAGE RATES
                                                  ----------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
               MORTGAGE RATES                         MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
               5.000% to 5.499%                                         1                      $270,461             0.1   %
               5.500% to 5.999%                                        11                     2,410,934             1.3
               6.000% to 6.499%                                        34                     6,263,365             3.4
               6.500% to 6.999%                                        68                    11,711,674             6.4
               7.000% to 7.499%                                       122                    19,502,519            10.7
               7.500% to 7.999%                                       138                    22,219,046            12.2
               8.000% to 8.499%                                       113                    13,584,293             7.4
               8.500% to 8.999%                                       190                    21,046,546            11.5
               9.000% to 9.499%                                       135                    15,438,998             8.5
               9.500% to 9.999%                                       181                    20,566,633            11.3
               10.000% to 10.499%                                     139                    13,162,416             7.2
               10.500% to 10.999%                                     127                    11,431,246             6.3
               11.000% to 11.499%                                      79                     7,641,068             4.2
               11.500% to 11.999%                                      83                     6,249,764             3.4
               12.000% to 12.499%                                      60                     4,421,721             2.4
               12.500% to 12.999%                                      42                     3,367,595             1.8
               13.000% to 13.499%                                      28                     1,967,419             1.1
               13.500% to 13.999%                                      14                     1,000,275             0.5
               14.000% to 14.499%                                       3                       181,048             0.1
               14.500% to 14.999%                                       2                        75,629             0.0
               15.500% to 15.999%                                       1                        52,394             0.0
                                                                    -----                 -------------           -----
               TOTAL:                                               1,571                  $182,565,045           100.0   %
                                                                    =====                 =============           =====

               Mortgage Rates Range is from: 5.250% to 15.625%
               Weighted Average is: 8.967%


                                           REMAINING MONTHS TO STATED MATURITY
                                           -----------------------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
               REMAINING TERM (MONTHS)                MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
               109 to 120                                               6                      $302,772             0.2    %
               157 to 168                                               3                       265,430             0.1
               169 to 180                                              35                     2,864,965             1.6
               193 to 204                                               1                        36,100             0.0
               217 to 228                                              10                       924,246             0.5
               229 to 240                                              45                     4,389,350             2.4
               277 to 288                                               3                       187,395             0.1
               289 to 300                                               6                       721,370             0.4
               337 to 348                                             403                    39,252,960            21.5
               349 to 360                                           1,059                   133,620,456            73.2
                                                                    -----                 -------------           -----
               TOTAL:                                               1,571                  $182,565,045           100.0    %
                                                                    =====                 =============           =====

               Remaining Term Range is from (Months): 109 to 360
               Weighted Average is (Months): 346

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         24

              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
                                           ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                        ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                                        -----------------------------------------

               RANGE OF ORIGINAL MORTGAGE               NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
               LOAN PRINCIPAL BALANCES                MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
               $100,000 or Less                                       819                   $53,263,474            29.2    %
               $100,001 to $150,000                                   372                    44,768,470            24.5
               $150,001 to $200,000                                   190                    32,661,096            17.9
               $200,001 to $250,000                                    95                    21,093,122            11.6
               $250,001 to $300,000                                    46                    12,698,777             7.0
               $300,001 to $350,000                                    22                     7,145,232             3.9
               $350,001 to $400,000                                    14                     5,195,968             2.8
               $400,001 to $450,000                                    10                     4,285,501             2.3
               $450,001 to $500,000                                     2                       932,536             0.5
               $500,001 to $550,000                                     1                       520,868             0.3
                                                                    -----                 -------------           -----
               TOTAL:                                               1,571                  $182,565,045           100.0    %
                                                                    =====                 =============           =====

               Original Mortgage Loan Principal Balance Range is from: $16,150 to $525,000
               Average is: $116,812


                                                   PRODUCT TYPE SUMMARY
                                                   --------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
               PRODUCT TYPE                           MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
               Six Month LIBOR Loan                                    53                    $4,002,911             2.2   %
               1/29 LIBOR Loan                                         33                     2,751,921             1.5
               2/28 LIBOR Loan                                         99                     9,505,436             5.2
               3/27 LIBOR Loan                                      1,200                   142,443,154            78.0
               5/25 LIBOR Loan                                        175                    22,305,123            12.2
               1 Year Treasury Loan                                     9                     1,262,179             0.7
               2/1 Treasury Loan                                        1                        93,881             0.1
               3/1 Treasury Loan                                        1                       200,440             0.1
                                                                    -----                 -------------           -----
               TOTAL:                                               1,571                  $182,565,045           100.0   %
                                                                    =====                 =============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         25

              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
                                           ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                   STATE DISTRIBUTIONS
                                                   -------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
               STATES                                 MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
               Arizona                                                 36                    $3,810,256             2.1  %
               Arkansas                                                25                     1,476,974             0.8
               California                                             191                    37,240,165            20.4
               Colorado                                                52                     6,785,506             3.7
               Connecticut                                             25                     3,378,984             1.9
               Delaware                                                11                     1,095,800             0.6
               District of Columbia                                     1                        72,247             0.0
               Florida                                                120                    10,751,921             5.9
               Georgia                                                 47                     5,163,560             2.8
               Idaho                                                    9                       776,880             0.4
               Illinois                                                80                     8,684,078             4.8
               Indiana                                                 33                     2,086,083             1.1
               Iowa                                                     3                       161,260             0.1
               Kansas                                                  20                     1,770,605             1.0
               Kentucky                                                 8                       678,501             0.4
               Louisiana                                               37                     3,038,253             1.7
               Maine                                                   14                     1,330,267             0.7
               Maryland                                                36                     4,007,935             2.2
               Massachusetts                                           53                     8,356,845             4.6
               Michigan                                               129                    12,044,513             6.6
               Minnesota                                               38                     3,757,033             2.1
               Mississippi                                             14                     1,053,365             0.6
               Missouri                                                39                     3,942,291             2.2
               Montana                                                  3                       255,467             0.1
               Nebraska                                                 5                       383,455             0.2
               Nevada                                                  18                     2,255,971             1.2
               New Hampshire                                           14                     1,938,538             1.1
               New Jersey                                              58                     8,436,649             4.6
               New Mexico                                              14                     1,599,218             0.9
               New York                                                72                     9,985,173             5.5
               North Carolina                                          13                     1,423,360             0.8
               North Dakota                                             2                       125,490             0.1
               Ohio                                                    52                     4,272,080             2.3
               Oklahoma                                                 6                       394,163             0.2
               Oregon                                                  27                     3,363,978             1.8
               Pennsylvania                                            57                     5,149,624             2.8
               Rhode Island                                            11                     1,420,512             0.8
               South Carolina                                          25                     2,730,844             1.5
               South Dakota                                             4                       228,746             0.1
               Tennessee                                               26                     2,263,506             1.2
               Texas                                                    5                       347,277             0.2
               Utah                                                     3                       266,133             0.1
               Vermont                                                  9                       737,828             0.4
               Virginia                                                45                     5,260,661             2.9
               Washington                                              33                     4,798,445             2.6
               West Virginia                                           18                     1,192,901             0.7
               Wisconsin                                               25                     1,962,527             1.1
               Wyoming                                                  5                       309,178             0.2
                                                                    -----                 -------------           -----
               TOTAL:                                               1,571                  $182,565,045           100.0  %
                                                                    =====                 =============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         26

              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
                                           ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                   LOAN-TO-VALUE RATIOS
                                                   --------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
               RANGE OF LOAN-TO-VALUE RATIOS          MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
               50.00% or Less                                          61                    $4,826,029             2.6  %
               50.01% to 55.00%                                        18                     1,887,279             1.0
               55.01% to 60.00%                                        42                     4,169,159             2.3
               60.01% to 65.00%                                        37                     3,785,116             2.1
               65.01% to 70.00%                                        77                     9,148,485             5.0
               70.01% to 75.00%                                       154                    17,060,771             9.3
               75.01% to 80.00%                                       206                    25,941,306            14.2
               80.01% to 85.00%                                       308                    38,030,089            20.8
               85.01% to 90.00%                                       641                    74,828,804            41.0
               90.01% to 95.00%                                        23                     2,623,689             1.4
               95.01% to 100.00%                                        4                       264,317             0.1
                                                                    -----                 -------------           -----
               TOTAL:                                               1,571                  $182,565,045           100.0  %
                                                                    =====                 =============           =====

               Loan-to-Value Ratios Range is from: 11.24% to 99.58%
               Weighted Average Loan-to-Value is: 81.60%


                                                       LOAN PURPOSE
                                                       ------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
               LOAN PURPOSE                           MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
               Purchase                                                74                    $7,036,404             3.9  %
               Refinance - Rate/Term                                  134                    15,060,528             8.2
               Refinance - Cashout                                  1,363                   160,468,113            87.9
                                                                    -----                 -------------           -----
               TOTAL:                                               1,571                  $182,565,045           100.0  %
                                                                    =====                 =============           =====

                                               TYPE OF MORTGAGED PROPERTIES
                                               ----------------------------

                                                           NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
               PROPERTY TYPE                            MORTGAGE LOANS            BALANCE OUTSTANDING        LOAN GROUP
               Single Family Detached                               1,386                  $161,328,387            88.4  %
               Two- to Four-family Dwelling Unit                       62                     7,901,456             4.3
               Planned Unit Development                                41                     4,327,077             2.4
               Condominium                                             54                     6,759,550             3.7
               Manufactured Housing                                    28                     2,248,574             1.2
                                                                    -----                 -------------           -----
               TOTAL:                                               1,571                  $182,565,045           100.0  %
                                                                    =====                 =============           =====

                                                  DOCUMENTATION SUMMARY
                                                  ---------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
               DOCUMENTATION                          MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
               Full Documentation                                   1,494                  $170,195,036            93.2  %
               24 Month Bank Statement                                 10                     1,689,859             0.9
               Reduced Documentation                                   25                     4,858,707             2.7
               Stated Income                                           42                     5,821,442             3.2
                                                                    -----                 -------------           -----
               TOTAL:                                               1,571                  $182,565,045           100.0  %
                                                                    =====                 =============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         27

              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
                                           ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                     OCCUPANCY TYPES
                                                     ---------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
               OCCUPANCY                              MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
               Owner-occupied                                       1,545                  $180,630,583            98.9  %
               Second Home                                              8                       908,490             0.5
               Investment                                              18                     1,025,972             0.6
                                                                    -----                 -------------           -----
               TOTAL:                                               1,571                  $182,565,045           100.0  %
                                                                    =====                 =============           =====

                                                MORTGAGE LOAN AGE SUMMARY
                                                -------------------------

                                                             NUMBER OF           AGGREGATE PRINCIPAL        PERCENT OF
               MORTGAGE LOAN AGE (MONTHS)                  MORTGAGE LOANS        BALANCE OUTSTANDING        LOAN GROUP
               0                                                      117                   $14,501,900             7.9  %
               1                                                      115                    14,309,407             7.8
               2                                                      114                    14,337,434             7.9
               3                                                      115                    16,261,055             8.9
               4                                                      149                    18,756,212            10.3
               5                                                      106                    14,232,258             7.8
               6                                                       66                     8,299,717             4.5
               7                                                       60                     7,238,026             4.0
               8                                                       82                     8,745,208             4.8
               9                                                       81                     9,627,305             5.3
               10                                                      70                     7,789,415             4.3
               11                                                      78                     7,937,612             4.3
               12                                                      83                     8,664,501             4.7
               13                                                      59                     5,484,110             3.0
               14                                                     106                    10,853,410             5.9
               15                                                      89                     8,053,732             4.4
               16                                                      49                     4,827,774             2.6
               17                                                      18                     1,389,841             0.8
               18                                                      14                     1,256,129             0.7
                                                                    -----                 -------------           -----
               TOTAL:                                               1,571                  $182,565,045           100.0  %
                                                                    =====                 =============           =====

               Weighted Average Age (Months) is: 7

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         28

              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
                                           ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                   CREDIT GRADE SUMMARY
                                                   --------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
               CREDIT GRADE                           MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
               ADVANTA GUIDELINES:
               A*                                                      78                   $10,579,137             5.8  %
               A+                                                     481                    61,007,866            33.4
               A                                                      324                    36,308,573            19.9
               A-                                                     149                    15,128,922             8.3
               B                                                      198                    18,692,926            10.2
               C                                                       16                     1,285,296             0.7
               C-                                                       4                       264,151             0.1
                                                                    -----                 -------------           -----
               SUB-TOTAL:                                           1,250                  $143,266,872            78.5  %
                                                                    =====                 =============           =====

               CMMC CALL CENTER GUIDELINES:
               AO                                                      53                    $8,814,083             4.8  %
               A-                                                     164                    19,719,780            10.8
               B                                                       70                     7,154,971             3.9
               B-                                                      21                     2,477,618             1.4
               C                                                        7                       578,572             0.3
               C-                                                       6                       553,149             0.3
                                                                    -----                 -------------           -----
               SUB-TOTAL:                                             321                   $39,298,173            21.5  %
                                                                    =====                 =============           =====

               TOTAL:                                               1,571                  $182,565,045           100.0  %
                                                                    =====                 =============           =====

                                                   YEAR OF ORIGINATION
                                                   -------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
               YEAR OF ORIGINATION                    MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

               2000                                                   768                   $79,312,658            43.4  %
               2001                                                   803                   103,252,387            56.6
                                                                    -----                 -------------           -----
               TOTAL:                                               1,571                  $182,565,045           100.0  %
                                                                    =====                 =============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         29

              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
                                           ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                  MAXIMUM MORTGAGE RATES
                                                  ----------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
               RANGE OF MAXIMUM MORTGAGE RATES        MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
               12.000% to 12.499%                                       1                      $270,461             0.1  %
               12.500% to 12.999%                                      11                     2,410,934             1.3
               13.000% to 13.499%                                      34                     6,263,365             3.4
               13.500% to 13.999%                                      68                    11,711,674             6.4
               14.000% to 14.499%                                     119                    19,047,132            10.4
               14.500% to 14.999%                                     137                    22,190,507            12.2
               15.000% to 15.499%                                     115                    13,968,130             7.7
               15.500% to 15.999%                                     192                    21,136,571            11.6
               16.000% to 16.499%                                     138                    15,812,425             8.7
               16.500% to 16.999%                                     180                    20,638,246            11.3
               17.000% to 17.499%                                     138                    12,996,403             7.1
               17.500% to 17.999%                                     126                    11,132,677             6.1
               18.000% to 18.499%                                      77                     7,397,969             4.1
               18.500% to 18.999%                                      83                     6,298,325             3.4
               19.000% to 19.499%                                      61                     4,557,091             2.5
               19.500% to 19.999%                                      42                     3,415,505             1.9
               20.000% to 20.499%                                      27                     1,885,074             1.0
               20.500% to 20.999%                                      15                     1,060,055             0.6
               21.000% to 21.499%                                       4                       244,479             0.1
               21.500% to 21.999%                                       2                        75,629             0.0
               22.500% to 22.999%                                       1                        52,394             0.0
                                                                    -----                 -------------           -----
               TOTAL:                                               1,571                  $182,565,045           100.0  %
                                                                    =====                 =============           =====

               Maximum Mortgage Rate Range is from: 12.250% to 22.625%
               Weighted Average is: 15.969%

                                               PREPAYMENT PENALTIES SUMMARY
                                               ----------------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
               PREPAYMENT PENALTIES                   MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
               None                                                    92                   $12,375,722             6.8  %
               12 Months                                               12                     1,466,052             0.8
               24 Months                                               64                     6,577,499             3.6
               36 Months                                              111                    14,361,471             7.9
               48 Months                                                1                        58,852             0.0
               60 Months                                            1,291                   147,725,450            80.9
                                                                    -----                 -------------           -----
               TOTAL:                                               1,571                  $182,565,045           100.0  %
                                                                    =====                 =============           =====


                The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 56 months.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         30

              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1

                                           ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                   NEXT ADJUSTMENT DATE
                                                   --------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
               NEXT ADJUSTMENT DATE                   MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
               Aug 2001                                                 1                      $195,996             0.1  %
               Sep 2001                                                 6                       404,364             0.2
               Oct 2001                                                12                       909,217             0.5
               Nov 2001                                                15                     1,156,014             0.6
               Dec 2001                                                12                       740,042             0.4
               Jan 2002                                                18                     1,422,256             0.8
               Feb 2002                                                27                     2,727,013             1.5
               Mar 2002                                                11                       800,053             0.4
               Apr 2002                                                28                     2,984,423             1.6
               May 2002                                                19                     1,772,264             1.0
               Jun 2002                                                27                     2,709,103             1.5
               Jul 2002                                                 6                       588,383             0.3
               Aug 2002                                                 5                       409,181             0.2
               Sep 2002                                                 1                        63,979             0.0
               Oct 2002                                                 2                       133,362             0.1
               Nov 2002                                                 2                       414,541             0.2
               Dec 2002                                                 1                        23,940             0.0
               Jan 2003                                                 1                        80,494             0.0
               Feb 2003                                                 2                       143,034             0.1
               Mar 2003                                                 8                       607,168             0.3
               Apr 2003                                                25                     2,130,289             1.2
               May 2003                                                54                     5,182,217             2.8
               Jun 2003                                                83                     8,464,198             4.6
               Jul 2003                                                46                     4,466,389             2.4
               Aug 2003                                                56                     6,156,801             3.4
               Sep 2003                                                67                     7,209,947             3.9
               Oct 2003                                                69                     7,758,728             4.2
               Nov 2003                                                70                     7,979,663             4.4
               Dec 2003                                                78                     9,024,415             4.9
               Jan 2004                                                49                     6,062,358             3.3
               Feb 2004                                                57                     7,433,296             4.1
               Mar 2004                                                89                    11,788,636             6.5
               Apr 2004                                               133                    18,317,619            10.0
               May 2004                                               122                    15,467,957             8.5
               Jun 2004                                                75                    10,528,225             5.8
               Jul 2004                                                52                     6,568,002             3.6
               Aug 2004                                                50                     5,264,253             2.9
               Sep 2004                                                17                     2,172,100             1.2
               Feb 2005                                                 3                       170,583             0.1
               Apr 2005                                                 1                       102,222             0.1
               May 2005                                                 2                       142,621             0.1
               Jun 2005                                                 2                       135,361             0.1
               Jul 2005                                                 1                        62,988             0.0
               Sep 2005                                                 1                        58,786             0.0

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         31

              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1

                                           ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                             NEXT ADJUSTMENT DATE (CONTINUED)
                                             --------------------------------

               Oct 2005                                                 1                       191,011             0.1
               Nov 2005                                                 2                       426,249             0.2
               Dec 2005                                                 2                       226,205             0.1
               Mar 2006                                                 4                       699,011             0.4
               May 2006                                                 5                       542,520             0.3
               Jun 2006                                                31                     3,849,680             2.1
               Jul 2006                                                52                     6,356,360             3.5
               Aug 2006                                                51                     7,077,128             3.9
               Sep 2006                                                17                     2,264,400             1.2
                                                                    -----                 -------------           -----
               TOTAL:                                               1,571                  $182,565,045           100.0  %
                                                                    =====                 =============           =====

                                                   CREDIT SCORE SUMMARY
                                                   --------------------

                                                        NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
               CREDIT SCORES                          MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
               501 to 550                                             190                   $16,886,121             9.2  %
               551 to 600                                             471                    51,127,692            28.0
               601 to 650                                             560                    67,699,226            37.1
               651 to 700                                             264                    34,551,780            18.9
               701 to 750                                              76                    10,562,076             5.8
               751 to 785                                              10                     1,738,152             1.0
                                                                    -----                 -------------           -----
               TOTAL:                                               1,571                  $182,565,045           100.0  %
                                                                    =====                 =============           =====

               Credit Score Range is from: 501 to 785
               Weighted Average (scored loans only) is: 619

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         32

                                          ASSUMED MORTGAGE LOAN CHARACTERISTICS



              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
                                              FIXED RATE MORTGAGE LOAN GROUP

                                                                                                ORIGINAL
                                                                                              AMORTIZATION
                                                                         ORIGINAL TERM            TERM            REMAINING TERM
         CURRENT BALANCE      MORTGAGE RATE       NET MORTGAGE RATE       (IN MONTHS)         (IN MONTHS)           (IN MONTHS)
         ---------------      -------------       -----------------       -----------         -----------           -----------
             $72,526,683.06       10.083%               9.573%                180                 360                   170
             $16,334,173.72       9.633%                9.123%                115                 115                   108
             $70,541,802.88       10.000%               9.490%                180                 180                   173
            $143,762,521.27       9.046%                8.536%                239                 239                   233
              $4,150,909.90       9.014%                8.504%                298                 298                   291
            $309,599,051.45       9.187%                8.677%                360                 360                   353



              CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AD1
                                           ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                                       INITIAL
                               NET     ORIGINAL    REMAINING             RATE                                    RATE
     CURRENT      MORTGAGE  MORTGAGE     TERM        TERM     GROSS    CHANGE   PERIODIC   MAXIMUM   MINIMUM    CHANGE
     BALANCE        RATE      RATE    (IN MONTHS) (IN MONTHS) MARGIN     CAP        CAP      RATE      RATE    FREQUENCY
     -------        ----      ----    ----------- ----------- ------     ---        ---      ----      ----    ---------
    $4,147,204.36    9.864%    9.354%    337        329       4.828%    1.487%    1.060%    16.780%   9.169%       6
    $7,868,205.06   11.223%   10.713%    360        344       5.993%    3.000%    1.012%    18.196%   11.223%      6
   $28,045,220.56    9.767%    9.257%    357        342       5.758%    3.000%    1.000%    16.772%   9.763%       6
  $115,444,658.19    8.581%    8.071%    352        346       5.328%    3.000%    1.002%    15.581%   8.495%       6
   $22,305,123.16    8.776%    8.266%    352        349       4.544%    3.000%    1.000%    15.776%   8.762%       6
    $4,754,633.55   10.019%    9.509%    350        336       4.392%    1.213%    1.213%    17.147%   9.050%       6

                  NUMBER OF
                   MONTHS
                    UNTIL
                    NEXT RATE
     CURRENT      ADJUSTMENT
     BALANCE          DATE        INDEX
     -------          ----        -----
    $4,147,204.36       3      6 Mo. LIBOR
    $7,868,205.06       8      6 Mo. LIBOR
   $28,045,220.56      21      6 Mo. LIBOR
  $115,444,658.19      30      6 Mo. LIBOR
   $22,305,123.16      57      6 Mo. LIBOR
    $4,754,633.55       5      6 Mo. LIBOR

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         33

                 GROUP II AVAILABLE FUNDS CAP HYPOTHETICAL TABLE
                 -----------------------------------------------

                  GROUP II          GROUP II                       GROUP II          GROUP II
  PAYMENT  AVAILABLE FUNDS   AVAILABLE FUNDS       PAYMENT  AVAILABLE FUNDS   AVAILABLE FUNDS
     DATE      CAP (1) (2)           CAP (3)          DATE      CAP (1) (2)           CAP (3)
 11/25/01            8.457             8.457       6/25/05            8.850            13.966
 12/25/01            8.489             8.489       7/25/05            8.850            13.966
  1/25/02            8.529             8.529       8/25/05            8.850            14.130
  2/25/02            8.555             8.605       9/25/05            8.850            14.131
  3/25/02            8.598             8.649      10/25/05            8.851            14.131
  4/25/02            8.619             8.729      11/25/05            8.851            14.800
  5/25/02            8.698             8.808      12/25/05            8.851            14.801
  6/25/02            8.706             8.816       1/25/06            8.851            14.801
  7/25/02            8.714             8.958       2/25/06            8.851            14.803
  8/25/02            8.722             8.992       3/25/06            8.851            14.803
  9/25/02            8.731             9.001       4/25/06            8.851            14.804
 10/25/02            8.740             9.043       5/25/06            8.851            15.468
 11/25/02            8.749             9.053       6/25/06            8.851            15.469
 12/25/02            8.759             9.063       7/25/06            8.851            15.469
  1/25/03            8.768             9.119       8/25/06            8.849            15.852
  2/25/03            8.778             9.154       9/25/06            8.849            15.853
  3/25/03            8.789             9.165      10/25/06            8.849            15.853
  4/25/03            8.799             9.210      11/25/06            8.850            15.853
  5/25/03            8.810             9.221      12/25/06            8.850            15.853
  6/25/03            8.822             9.233       1/25/07            8.850            15.853
  7/25/03            8.833             9.292       2/25/07            8.850            15.981
  8/25/03            8.845             9.815       3/25/07            8.850            15.981
  9/25/03            8.857             9.829       4/25/07            8.850            15.981
 10/25/03            8.870             9.877       5/25/07            8.850            15.981
 11/25/03            8.883             9.892       6/25/07            8.850            15.981
 12/25/03            8.896             9.908       7/25/07            8.850            15.981
  1/25/04            8.910             9.970       8/25/07            8.850            16.109
  2/25/04            8.925            10.176       9/25/07            8.850            16.109
  3/25/04            8.940            10.193      10/25/07            8.850            16.109
  4/25/04            8.955            10.245      11/25/07            8.850            16.109
  5/25/04            8.913            12.280      12/25/07            8.850            16.109
  6/25/04            8.929            12.303       1/25/08            8.850            16.109
  7/25/04            8.946            12.369       2/25/08            8.851            16.236
  8/25/04            8.963            12.584       3/25/08            8.851            16.236
  9/25/04            8.980            12.609       4/25/08            8.851            16.236
 10/25/04            8.999            12.665       5/25/08            8.851            16.236
 11/25/04            9.018            13.373       6/25/08            8.851            16.236
 12/25/04            8.850            13.128       7/25/08            8.851            16.236
  1/25/05            8.850            13.128       8/25/08            8.851            16.363
  2/25/05            8.850            13.295       9/25/08            8.851            16.363
  3/25/05            8.850            13.295      10/25/08            8.851            16.363
  4/25/05            8.850            13.296      11/25/08            8.851            16.363
  5/25/05            8.850            13.965

(1) Group II Available Funds Cap = 12 * (Total scheduled interest due on the Group II Mortgage Loans based on the Mortgage Rates in effect on the related Due Date less the Servicing Fee) / (Aggregate Certificate Principal Balance of the Group II Certificates as of the first day of the applicable Accrual Period).

(2) Assumes no losses, 10% cleanup call, 27% CPR, and 1 month LIBOR and 6 month LIBOR remain constant at 2.65% and 2.56%, respectively.

(3) Assumes 1 month LIBOR and 6 month LIBOR remain constant at 2.65% and 20.00%, respectively for the Group II Available Funds Cap Stress.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         34

                       DISCOUNT MARGIN TABLE (TO 10% CALL)
                       -----------------------------------


                                   CLASS IA-1

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         16.000         16.000           16.000           16.000         16.000
--------------------------------------------------------------------------------------------------
     AVG LIFE            8.65           1.10             0.90             0.62           0.47
--------------------------------------------------------------------------------------------------
     FIRST PAY          11/01           11/01           11/01            11/01          11/01
--------------------------------------------------------------------------------------------------
     LAST PAY           12/15           2/04             8/03             1/03           9/02
--------------------------------------------------------------------------------------------------

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------


                                   CLASS IA-2

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         4.202%         4.115%           4.090%           4.022%         3.947%
--------------------------------------------------------------------------------------------------
     AVG LIFE           14.43           2.67             2.15             1.42           1.04
--------------------------------------------------------------------------------------------------
     DURATION           10.65           2.48             2.02             1.36           1.00
--------------------------------------------------------------------------------------------------
     FIRST PAY          12/15           2/04             8/03             1/03           9/02
--------------------------------------------------------------------------------------------------
     LAST PAY            3/17           10/04            3/04             5/03          12/02
--------------------------------------------------------------------------------------------------

                                   CLASS IA-3

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         4.707%         4.642%           4.619%           4.561%         4.498%
--------------------------------------------------------------------------------------------------
     AVG LIFE           17.98           3.80             3.00             1.93           1.40
--------------------------------------------------------------------------------------------------
     DURATION           11.91           3.41             2.74             1.81           1.33
--------------------------------------------------------------------------------------------------
     FIRST PAY           3/17           10/04            3/04             5/03          12/02
--------------------------------------------------------------------------------------------------
     LAST PAY            7/22           8/06             7/05             1/04           6/03
--------------------------------------------------------------------------------------------------

                                   CLASS IA-4

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         5.517%         5.479%           5.459%           5.398%         5.342%
--------------------------------------------------------------------------------------------------
     AVG LIFE           23.83           6.80             5.01             2.75           1.94
--------------------------------------------------------------------------------------------------
     DURATION           13.01           5.51             4.27             2.49           1.80
--------------------------------------------------------------------------------------------------
     FIRST PAY           7/22           8/06             7/05             1/04           6/03
--------------------------------------------------------------------------------------------------
     LAST PAY            3/28           12/11            6/08             7/05           1/04
--------------------------------------------------------------------------------------------------

                                   CLASS IA-5

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         6.339%         6.319%           6.309%           6.273%         6.191%
--------------------------------------------------------------------------------------------------
     AVG LIFE           27.17           11.29            8.95             5.08           2.57
--------------------------------------------------------------------------------------------------
     DURATION           12.72           7.88             6.66             4.22           2.32
--------------------------------------------------------------------------------------------------
     FIRST PAY           3/28           12/11            6/08             7/05           1/04
--------------------------------------------------------------------------------------------------
     LAST PAY            1/29           3/13C           2/11C            12/07C          9/04
--------------------------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         35

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------


                                   CLASS IA-6

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         5.716%         5.702%           5.700%           5.690%         5.665%
--------------------------------------------------------------------------------------------------
     AVG LIFE            9.33           6.96             6.73             5.66           4.18
--------------------------------------------------------------------------------------------------
     DURATION            7.03           5.55             5.40             4.71           3.62
--------------------------------------------------------------------------------------------------
     FIRST PAY          11/04           11/04           11/04             5/05           9/04
--------------------------------------------------------------------------------------------------
     LAST PAY           11/12           5/11            2/11C            12/07C         3/06C
--------------------------------------------------------------------------------------------------

                                   CLASS IM-1

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         6.269%         6.233%           6.220%           6.194%         6.189%
--------------------------------------------------------------------------------------------------
     AVG LIFE           22.23           7.63             6.20             4.46           4.18
--------------------------------------------------------------------------------------------------
     DURATION           11.62           5.79             4.92             3.77           3.58
--------------------------------------------------------------------------------------------------
     FIRST PAY           7/16           6/05            11/04             2/05           7/05
--------------------------------------------------------------------------------------------------
     LAST PAY            1/29           3/13C           2/11C            12/07C         3/06C
--------------------------------------------------------------------------------------------------

                                   CLASS IM-2

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         6.822%         6.784%           6.770%           6.740%         6.725%
--------------------------------------------------------------------------------------------------
     AVG LIFE           22.23           7.63             6.20             4.37           3.80
--------------------------------------------------------------------------------------------------
     DURATION           11.08           5.66             4.82             3.65           3.26
--------------------------------------------------------------------------------------------------
     FIRST PAY           7/16           6/05            11/04            12/04           3/05
--------------------------------------------------------------------------------------------------
     LAST PAY            1/29           3/13C           2/11C            12/07C         3/06C
--------------------------------------------------------------------------------------------------

                                    CLASS IB

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         7.024%         6.984%           6.970%           6.937%         6.916%
--------------------------------------------------------------------------------------------------
     AVG LIFE           22.20           7.59             6.17             4.29           3.59
--------------------------------------------------------------------------------------------------
     DURATION           10.88           5.60             4.77             3.57           3.08
--------------------------------------------------------------------------------------------------
     FIRST PAY           7/16           6/05            11/04            11/04          12/04
--------------------------------------------------------------------------------------------------
     LAST PAY            1/29           3/13C           2/11C            12/07C         3/06C
--------------------------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         36

                      DISCOUNT MARGIN TABLE (TO 10% CALL)
                      -----------------------------------


                                  CLASS IIA-1

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         25.000         25.000           25.000           25.000         25.000
--------------------------------------------------------------------------------------------------
     AVG LIFE           18.08           3.03             2.34             1.27           0.85
--------------------------------------------------------------------------------------------------
     FIRST PAY          11/01           11/01           11/01            11/01          11/01
--------------------------------------------------------------------------------------------------
     LAST PAY           6/29C           11/10           11/08             3/06           1/04
--------------------------------------------------------------------------------------------------

                                  CLASS IIM-1

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         75.000         75.000           75.000           75.000         75.000
--------------------------------------------------------------------------------------------------
     AVG LIFE           25.56           5.97             4.91             4.42           2.50
--------------------------------------------------------------------------------------------------
     FIRST PAY           8/23           11/04            2/05            12/05           1/04
--------------------------------------------------------------------------------------------------
     LAST PAY           6/29C           11/10           11/08             3/06           7/04
--------------------------------------------------------------------------------------------------

                                  CLASS IIM-2

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price        108.000         108.000         108.000          108.000        108.000
--------------------------------------------------------------------------------------------------
     AVG LIFE           25.56           5.96             4.84             3.99           2.97
--------------------------------------------------------------------------------------------------
     FIRST PAY           8/23           11/04           12/04             4/05           7/04
--------------------------------------------------------------------------------------------------
     LAST PAY           6/29C           11/10           11/08             3/06          10/04
--------------------------------------------------------------------------------------------------

                                   CLASS IIB

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price        190.000         190.000         190.000          190.000        190.000
--------------------------------------------------------------------------------------------------
     AVG LIFE           25.56           5.96             4.80             3.67           3.03
--------------------------------------------------------------------------------------------------
     FIRST PAY           8/23           11/04           11/04            12/04          10/04
--------------------------------------------------------------------------------------------------
     LAST PAY           6/29C           11/10           11/08             3/06          10/04
--------------------------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         37

                      PRICE/CBE YIELD TABLE (TO MATURITY)
                      -----------------------------------


                                   CLASS IA-5

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         6.345%         6.386%           6.392%           6.344%         6.191%
--------------------------------------------------------------------------------------------------
     AVG LIFE           28.02           13.92           11.36             6.06           2.57
--------------------------------------------------------------------------------------------------
     DURATION           12.87           8.95             7.79             4.78           2.32
--------------------------------------------------------------------------------------------------
     FIRST PAY           3/28           12/11            6/08             7/05           1/04
--------------------------------------------------------------------------------------------------
     LAST PAY            2/31           5/24            10/20             6/15           9/04
--------------------------------------------------------------------------------------------------

                                   CLASS IA-6

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         5.716%         5.702%           5.700%           5.698%         5.688%
--------------------------------------------------------------------------------------------------
     AVG LIFE            9.33           6.96             6.73             6.52           5.58
--------------------------------------------------------------------------------------------------
     DURATION            7.03           5.55             5.40             5.27           4.61
--------------------------------------------------------------------------------------------------
     FIRST PAY          11/04           11/04           11/04             5/05           9/04
--------------------------------------------------------------------------------------------------
     LAST PAY           11/12           5/11             4/11             8/11           9/11
--------------------------------------------------------------------------------------------------

                                   CLASS IM-1

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         6.269%         6.236%           6.224%           6.201%         6.195%
--------------------------------------------------------------------------------------------------
     AVG LIFE           22.44           8.22             6.75             4.86           4.47
--------------------------------------------------------------------------------------------------
     DURATION           11.66           6.04             5.19             4.01           3.79
--------------------------------------------------------------------------------------------------
     FIRST PAY           7/16           6/05            11/04             2/05           7/05
--------------------------------------------------------------------------------------------------
     LAST PAY           11/30           7/19             9/16             4/12           5/09
--------------------------------------------------------------------------------------------------

                                   CLASS IM-2

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         6.823%         6.786%           6.774%           6.746%         6.732%
--------------------------------------------------------------------------------------------------
     AVG LIFE           22.42           8.12             6.68             4.71           4.05
--------------------------------------------------------------------------------------------------
     DURATION           11.11           5.86             5.05             3.85           3.43
--------------------------------------------------------------------------------------------------
     FIRST PAY           7/16           6/05            11/04            12/04           3/05
--------------------------------------------------------------------------------------------------
     LAST PAY            9/30           1/18            11/15             4/11           8/08
--------------------------------------------------------------------------------------------------

                                    CLASS IB

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         7.024%         6.985%           6.972%           6.940%         6.920%
--------------------------------------------------------------------------------------------------
     AVG LIFE           22.29           7.82             6.37             4.43           3.69
--------------------------------------------------------------------------------------------------
     DURATION           10.90           5.69             4.87             3.66           3.15
--------------------------------------------------------------------------------------------------
     FIRST PAY           7/16           6/05            11/04            11/04          12/04
--------------------------------------------------------------------------------------------------
     LAST PAY            3/30           12/15           12/13            11/09           8/07
--------------------------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         38

                      DISCOUNT MARGIN TABLE (TO MATURITY)
                      -----------------------------------


                                  CLASS IIA-1

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         25.038         26.513           26.688           26.597         25.000
--------------------------------------------------------------------------------------------------
     AVG LIFE           18.13           3.28             2.55             1.37           0.85
--------------------------------------------------------------------------------------------------
     FIRST PAY          11/01           11/01           11/01            11/01          11/01
--------------------------------------------------------------------------------------------------
     LAST PAY            8/30           6/21             9/17            10/11           1/04
--------------------------------------------------------------------------------------------------

                                  CLASS IIM-1

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         75.100         77.693           77.847           79.882         75.000
--------------------------------------------------------------------------------------------------
     AVG LIFE           25.68           6.58             5.41             5.16           2.50
--------------------------------------------------------------------------------------------------
     FIRST PAY           8/23           11/04            2/05            12/05         1/4
--------------------------------------------------------------------------------------------------
     LAST PAY            7/30           1/18             9/14            11/09           7/04
--------------------------------------------------------------------------------------------------

                                  CLASS IIM-2

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price        108.128         111.400         111.650          111.026        122.066
--------------------------------------------------------------------------------------------------
     AVG LIFE           25.67           6.50             5.28             4.26           4.14
--------------------------------------------------------------------------------------------------
     FIRST PAY           8/23           11/04           12/04             4/05           7/04
--------------------------------------------------------------------------------------------------
     LAST PAY            5/30           8/16             8/13             2/09           7/08
--------------------------------------------------------------------------------------------------

                                   CLASS IIB

--------------------------------------------------------------------------------------------------
 PREPAYMENT SPEED         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price        190.145         193.604         193.977          193.484        208.922
--------------------------------------------------------------------------------------------------
     AVG LIFE           25.64           6.29             5.07             3.83           3.86
--------------------------------------------------------------------------------------------------
     FIRST PAY           8/23           11/04           11/04            12/04           3/05
--------------------------------------------------------------------------------------------------
     LAST PAY            3/30           7/14            11/11             1/08           3/06
--------------------------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                         39